Exhibit 10.2.1.

AMENDMENT NO. 1 TO

EXCHANGE AGREEMENT

AMENDMENT NO. 1 TO EXCHANGE AGREEMENT, dated as of April 26, 2011 (this “Amendment”), among DynaVox Inc., a Delaware corporation, and the Holdings Unitholders party hereto.

WHEREAS, the Corporation and the holders of Holdings Units from time to time party thereto have entered into an Exchange Agreement, dated as of April 21, 2010 (the “Exchange Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Exchange Agreement;

WHEREAS, Section 4.6 of the Exchange Agreement provides that the Exchange Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation and (ii) Holdings Unitholders holding at least two thirds of the then outstanding Holdings Units (excluding Holdings Units held by the Corporation);

WHEREAS, notwithstanding the foregoing, in addition to any other consent that may be required, the prior written consent of each of Vestar Capital Partners IV, L.P. and Edward L. Donnelly, Jr. shall also be required for any amendment of the Exchange Agreement that adversely affects such Holdings Unitholder and/or its affiliates for so long as such Holdings Unitholder continues, together with its affiliates, to hold a number of Holdings Units that is equal to or greater than 3% of the number of Holdings Units outstanding immediately following the closing of the IPO and the related repurchase of Holdings Units with the proceeds therefrom (such number to be adjusted for any subdivision or combination of the Holdings Units effected after the closing of the IPO); provided that except as otherwise provided therein (including, without limitation, in Section 2.1(d) of the Exchange Agreement), no amendment may materially and adversely affect the rights of a Holdings Unitholder, as such, other than on a pro rata basis with other Holdings Unitholders without the consent of such Holdings Unitholder (or, if there is more than one such Holdings Unitholder that is so affected, without the consent of a majority of such affected Holdings Unitholder in accordance with their holdings of Holdings Units); and

WHEREAS, this Amendment is consented to by Vestar Capital Partners IV, L.P., Edward L. Donnelly, Jr. and the other Holdings Unitholders party hereto, which parties collectively hold at least two thirds of the outstanding Holdings Units (excluding Holdings Units held by the Corporation).

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration acknowledged hereby, the parties hereto agree as follows:

1. Amendments to Exchange Agreement. (a) Section 2.1(a)(i) of the Exchange Agreement is hereby amended by adding the following new sentence immediately after the end of such section:

“Notwithstanding the foregoing, subject to Section 2.1(a)(ii) hereof, for so long as Holdings Unitholders other than the Corporation hold in excess of 25% of the outstanding Holdings Units (including Holdings Units held by the Corporation), Holdings Unitholders shall only be entitled to effect Exchanges on the second Friday or last day of each fiscal month of the Corporation occurring following the date of the initial filing by the Corporation of a Registration Statement on Form S-3 to cover delivery of shares of Class A Common Stock to Holdings Unitholders upon Exchanges; provided that Holdings Unitholders may effect Exchanges on a day that is not the second Friday or last day of a fiscal month of the Corporation during the one week period immediately following the effective date of such Registration Statement on Form S-3.”

(b) The first and second sentences in Section 2.1(b) of the Exchange Agreement are hereby amended in full to read as follows:

“A Holdings Unitholder shall exercise its right to Exchange Holdings Units as set forth in Section 2.1(a) above by delivering to the Corporation a written election of exchange in respect of the Holdings Units to be Exchanged substantially in the form of Exhibit A hereto, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation; provided that, for so long as Holdings Unitholders other than the Corporation hold in excess of 25% of the outstanding Holdings Units (including Holdings Units held by the Corporation), such written election of exchange shall, as to any Exchange to be effected on the second Friday or last day of the Corporation’s fiscal month, be delivered to the Corporation at least five business days prior to the intended date of the applicable Exchange. Subject to Section 2.1(a)(ii), the Corporation shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of the relevant Exchanging Holdings Unitholder, (X) as to any Exchange to be effected on a day other than the second Friday or last day of the Corporation’s fiscal month, as promptly as practicable following the delivery of such a written election of exchange, and in any event within three business days, or (Y) as to any Exchange to be effected on the second Friday or last day of the Corporation’s fiscal month, on the second Friday or last day, as the case may be, of such fiscal month.”

(c) Exhibit A to the Exchange Agreement is hereby amended in full to read as set forth on Exhibit A hereto.

2. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware.

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered, all as of the date first set forth above.

DYNAVOX INC.

By:	/s/ Edward L. Donnelley Jr.
Name: Edward L. Donnelley, Jr.
Title: Chief Executive Officer

VESTAR CAPITAL PARTNERS IV, L.P.

By:	Vestar Associates IV, L.P.,
its General Partner

By:	Vestar Associates Corporation IV,
its General Partner

	By:	/s/ Brian Schwarz
Name: Brian Schwarz
Title:

VCD INVESTORS LLC

By:	Vestar Executives IV, L.P.,
its General Partner

By:	Vestar Associates IV, L.P.,
its General Partner

By:	Vestar Associates Corporation IV,
its General Partner

	By:	/s/ Brian Schwarz
Name: Brian Schwarz
Title:

EDWARD L. DONNELLY, JR.

/s/ Edward L. Donnelley Jr.

PARK AVENUE EQUITY PARTNERS, L.P.

By:	Park Avenue Equity GP, LLC,
its General Partner

By:	PAE GP, LLC,
its Managing Member

	By:	/s/ William E. Mayer
Name: William E. Mayer
Title:

NEW YORK LIFE CAPITAL PARTNERS, L.P.

By:	NYLCAP Manager LLC,
its Investment Manager

	By:	/s/ Amanda Parness
Name: Amanda Parness
Title: Executive Vice President

NEW YORK LIFE INVESTMENT MANAGEMENT MEZZANINE PARTNERS, LP

By:	NYLIM Mezzanine Partners GenPar LP,
its General Partner

By:	NYLIM Mezzanine Partners GenPar, GP,
its General Partner

	By:	/s/ Amanda Parness
Name: Amanda Parness
Title: Authorized Signatory

NYLIM MEZZANINE PARTNERS PARALLEL FUND, LP

By:	NYLIM Mezzanine Partners GenPar LP,
its General Partner

By:	NYLIM Mezzanine Partners GenPar, GP,
its General Partner

By:		/s/ Amanda Parness
Name: Amanda Parness
Title: Authorized Signatory

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

DynaVox Inc.

2100 Wharton Street

Suite 400

Pittsburgh, PA 15203

Attention: Chief Financial Officer

Reference is hereby made to the Exchange Agreement, dated as of  April 21, 2010, as amended (the “Exchange Agreement”), among DynaVox Inc., a Delaware corporation, and the holders of Holdings Units (as defined herein) from time to time party thereto.  Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Holdings Unitholder hereby transfers to the Corporation the number of Holdings Units set forth on the signature page hereto in Exchange for shares of Class A Common Stock to be issued in its name as set forth on the signature page hereto, as set forth in the Exchange Agreement.

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Holdings Units subject to this Election of Exchange are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Holdings Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Holdings Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation the Holdings Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in Exchange therefor.

SIGNATURE PAGE TO ELECTION OF EXCHANGE

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Number of Holdings Units to be Exchanged:

Legal Name of Holdings Unitholder:

Signature of Holdings Unitholder:

Address:

Email:

Phone number:

Date: